UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2023 (April 11, 2023)

Rosecliff Acquisition Corp I
(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3987148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Fifth Avenue 34th Floor
New York, NY	10153
(Address of principal executive offices)	(Zip Code)

(212) 492-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of redeemable warrant	RCLFU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	RCLF	The Nasdaq Stock Market
Redeemable Warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	RCLFW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On April 11, 2023, Rosecliff Acquisition Corp I (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Spectral MD Holdings, Ltd., a Delaware corporation (“Spectral MD”), Ghost Merger Sub I Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub I”), and Ghost Merger Sub II LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company (“Merger Sub II”), pursuant to which, Merger Sub I will be merged with and into Spectral MD, with Spectral MD surviving as a wholly owned subsidiary of the Company (the “First Merger”), and immediately following the First Merger, Spectral MD will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly owned subsidiary of the Company (the “Transaction”).

On April 11, 2023, the Company and Spectral MD issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed Transaction, the Company intends to file a registration statement on Form S-4 (the “registration statement”) with the U.S. Securities and Exchange Commission (“SEC”), which will include a document that serves as a prospectus and a proxy statement of the Company, referred to as a “proxy statement/prospectus.” The definitive proxy statement/prospectus will be filed with the SEC as part of the registration statement and will be sent to all Company stockholders as of the applicable record date to be established. The Company may also file other relevant documents regarding the proposed Transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (if and when available) and all other relevant documents that are filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The Company and Spectral MD and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transaction. A list of the names of the directors and executive officers of the Company and Spectral MD and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. The Company’s stockholders and other interested parties may obtain copies of these documents free of charge by directing a written request to the Company.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking  statements within the meaning of the of the Private Securities Litigation Reform Act of 1995. This includes, without limitation, statements regarding the proposed Transaction between Spectral MD and the Company, including statements regarding anticipated timing of the proposed Transaction. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements, other than historical facts are forward-looking statements.  The forward-looking statements contained in this Current Report on Form 8-K are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (i) the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, (ii) the risk that the proposed Transaction may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company, (iii) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the adoption of the Business Combination Agreement by the stockholders of the Company and Spectral MD, and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed Transaction, (v) the ability to regain compliance with Nasdaq Capital Market listing requirements and to maintain listing, or for the post-closing company to be listed, on the Nasdaq Capital Market, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vii) the effect of the announcement or pendency of the proposed Transaction on Spectral MD’s business relationships, operating results, and business generally, (viii) risks that the proposed Transaction disrupts current plans and operations of Spectral MD, (ix) the outcome of any legal proceedings that may be instituted against Spectral MD or against the Company related to the Business Combination Agreement or the proposed Transaction, (x) volatility in the price of the Company’s securities due to a variety of factors, including changes in the competitive and regulated industries in which the Company plans to operate or Spectral MD operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s or Spectral MD’s business, Spectral MD’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xi) changes in general economic conditions, including as a result of the COVID-19 pandemic, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Transaction, and identify and realize additional opportunities, (xiii) the Company’s ability to raise capital as needed and (xiv) the risk of downturns and a changing regulatory landscape. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the other documents filed by the Company from time to time with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and neither the Company nor Spectral MD assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither the Company nor Spectral MC gives any assurance that it will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of April 11, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSECLIFF ACQUISITION CORP I

Date: April 11, 2023	By:	/s/ Michael P. Murphy
		Name:	Michael P. Murphy
		Title:	Chief Executive Officer